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[LOGO]

Excelsior Money Market Fund

Institutional Shares

Prospectus

August 1, 2002

Excelsior Funds, Inc.

Money Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO]    EXCELSIOR FUNDS
         Advised by U.S. TRUST

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Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares of the Money Fund (the Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                      Page
     Money Fund................................................          4
     More Information About Risk...............................          6
     More Information About Fund Investments...................          6
     Investment Adviser........................................          6
     Purchasing, Selling and Exchanging Fund Shares............          7
     Dividends and Distributions...............................         10
     Taxes.....................................................         10
     Financial Highlights......................................         11
     How to Obtain More Information About Excelsior Funds, Inc. Back Cover

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Introduction -- Risk/Return Information

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment manager invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The Fund tries to maintain a constant price per share of $1.00, but there is no guarantee that it will achieve this goal.

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Money Fund
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  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus Money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment

Investment Objective
The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Money Fund
The Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers' acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks of Investing in the Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

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Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                                    [CHART]

2000   2001
-----  -----
6.31%  3.96%

                           Best Quarter Worst Quarter
                              1.61%         0.55%
                             12/31/00     12/31/01

The Fund's performance for the six month period ending June 30, 2002 was 0.80%.

This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 2001.

                         1 Year Since Inception*
------------------------------------------------
Money Fund
  (Institutional Shares) 3.96%       5.14%

*  Since December 16, 1999

Call 1-800-881-9358 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                               Institutional Shares
---------------------------------------------------
Management Fees                           0.25%
Other Expenses
  Administrative Servicing Fee 0.15%
  Other Operating Expenses     0.20%
Total Other Expenses                      0.35%
---------------------------------------------------
Total Annual Fund Operating
  Expenses                                0.60%
  Fee Waivers and Expense
    Reimbursements                      (0.35)%*
---------------------------------------------------
  Net Annual Fund Operating
    Expenses                              0.25%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.25%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Institutional Shares of the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $26    $157    $300     $717

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More Information About Risk

Fixed Income Risk
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

  Call Risk
  During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

  Credit Risk
  The possibility that an issuer will be unable to make timely payments of either principal or interest.

  Event Risk
  Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

Mortgage-Backed Securities
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Fund Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at

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114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, at the rate of 0.00%.

For the period commencing on the date of this prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Fund's next fiscal year.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Fund.

Institutional Shares
..  No sales charge
..  No 12b-1 fees
..  No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DDA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your

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correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customers's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veteran's Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV twice each Business Day at 3:00 p.m., Eastern time and at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive dividends declared on the day you submit your purchase request, the Fund must receive your request in good order before 3:00 p.m., Eastern time (including receipt of federal funds (readily available funds)).

How We Calculate NAV
NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund's Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  By Writing a Check Directly From Your Account, or
..  Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

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Receiving Your Money
Normally, we will send your sale proceeds the next Business Day after we receive your redemption request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine; provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Fund is permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.15% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also

                                                                             9

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include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
The Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Fund will be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund's Statement of Additional
Information.

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Financial Highlights
The tables that follow present performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

MONEY FUND

                                                                  Year Ended
                                                                   March 31,
                                                             --------------------
                                                                                   Period Ended
                                                                                    March 31,
                                                                2002       2001       20001
                                                             ---------  ---------  ------------
Net Asset Value, Beginning of Period........................ $    1.00  $    1.00   $    1.00
                                                             ---------  ---------   ---------
Income From Investment Operations
  Net Investment Income.....................................   0.02919    0.06020     0.01688
  Net Realized Gains on Investments.........................   0.00020         --          --
                                                             ---------  ---------   ---------
  Total From Investment Operations..........................   0.02939    0.06020     0.01688
                                                             ---------  ---------   ---------
Less Distributions
  Dividends From Net Investment Income......................  (0.02939)  (0.06020)   (0.01688)
                                                             ---------  ---------   ---------
  Total Distributions.......................................  (0.02939)  (0.06020)   (0.01688)
                                                             ---------  ---------   ---------
Net Asset Value, End of Period.............................. $    1.00  $    1.00   $    1.00
                                                             =========  =========   =========
Total Return................................................     2.98%      6.19%       1.70%(2)
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $  309.83  $  282.66   $  273.00
  Ratio of Net Operating Expenses to Average Net Assets.....     0.25%      0.25%       0.25%(3)
  Ratio of Gross Operating Expenses to Average Net Assets4..     0.54%      0.49%       0.49%(3)
  Ratio of Net Investment Income to Average Net Assets......     2.83%      6.09%       5.72%(3)

--------
Notes:
1.Commenced operations on December 16, 1999.
2.Not annualized.
3.Annualized.
4.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

                                                                             11

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Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated August 1, 2002 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

PROINSTMM0802

[PHOTO]

       FC Photo


Excelsior Domestic Equity Funds

Prospectus

August 1, 2002

Excelsior Funds, Inc.
Excelsior Funds Trust

Blended Equity Fund
Large Cap Growth Fund
Optimum Growth Fund
Small Cap Fund
Value and Restructuring Fund
Mid Cap Value Fund
Energy and Natural Resources Fund
Real Estate Fund
Technology Fund
Biotechnology Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Excelsior Banner Logo

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust (formerly known as Excelsior Institutional Trust) are mutual fund families that offer shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources, Real Estate, Technology and Biotechnology Funds of Excelsior Funds, Inc. and the Optimum Growth and Mid Cap Value (formerly known as the Value Equity Fund) Funds of Excelsior Funds Trust (each, a Fund) that you should know before investing. The Optimum Growth and Mid Cap Value Funds offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                             Page
Blended Equity Fund...................................................          4
Large Cap Growth Fund.................................................          6
Optimum Growth Fund...................................................          8
Small Cap Fund........................................................         10
Value And Restructuring Fund..........................................         12
Mid Cap Value Fund....................................................         14
Energy And Natural Resources Fund.....................................         16
Real Estate Fund......................................................         18
Technology Fund.......................................................         20
Biotechnology Fund....................................................         22
More Information About Risk...........................................         24
More Information About Fund Investments...............................         25
Investment Adviser....................................................         25
Portfolio Managers....................................................         26
Purchasing, Selling And Exchanging Fund Shares........................         27
Distribution Of Fund Shares...........................................         29
Dividends And Distributions...........................................         30
Taxes.................................................................         30
Financial Highlights..................................................         31
How to Obtain More Information About Excelsior Funds.................. Back Cover

--------------------------------------------------------------------------------


Introduction -- Risk/Return
Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
The Adviser manages each of the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

                                    [GRAPHIC]




Blended Equity Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good long-term values not currently recognized in the market prices of their securities.

Investment Strategy of the Blended Equity Fund
Under normal circumstances, the Blended Equity Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in large capitalization (i.e., companies with market capitalizations over $5 billion) common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser looks for companies that are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future. In addition, the Adviser invests a smaller portion of the Fund's assets in a quantitatively selected segment of large capitalization U.S. companies designed to complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund. In considering whether to sell one or more portfolio holdings, the Adviser will generally seek to minimize the tax impact of any such sale(s).

Principal Risks of Investing in the Blended Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1992    1993   1994    1995    1996    1997    1998    1999    2000    2001
------  ------  -----  ------  ------  ------  ------  ------  ------- -------
16.56%  16.34%  0.22%  28.93%  19.88%  29.73%  28.70%  22.80%  (8.13)% (16.10)%


                           Best Quarter Worst Quarter
                              22.44%      (15.44)%
                            (12/31/98)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2002 was (12.58)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          1 Year 5 Years 10 Years
-------------------------------------------------
Blended Equity Fund
  Return Before Taxes   (16.10)%  9.59%   12.75%
  Return After Taxes
    on Distributions    (16.26)%  8.81%   11.52%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares               (9.73)%  7.83%   10.47%
Standard & Poor's 500
  Composite Stock Price
  Index*                (11.88)% 10.70%   12.93%

* The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                  0.75%
Other Expenses
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.23%
Total Other Expenses                             0.63%
-------------------------------------------------------
Total Annual Fund Operating Expenses             1.38%
  Fee Waivers and Expense Reimbursements       (0.33)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $404    $724    $1,629

                                    [GRAPHIC]




Large Cap Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of large U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of large companies that the Adviser believes have above-average growth prospects

  Investor Profile Investors seeking total return, and who are willing to accept the risks of investing in equity securities of larger companies

Investment Objective
The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval.

Investment Strategy of the Large Cap Growth Fund
Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets in common stocks of large U.S. companies. The large cap companies in which the Fund invests currently have market capitalizations over $5 billion. The Adviser focuses on those companies that it believes have above-average growth prospects.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks of Investing in the Large Cap Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

            [CHART]

 1998    1999     2000       2001
------  ------  --------  ---------
67.04%  47.47%  (19.73)%   (31.91)%


Best Quarter Worst Quarter
   39.37%      (28.35)%
 (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2002 was (27.93)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                       Since
                            1 Year Inception
--------------------------------------------
Large Cap Growth Fund
  Return Before Taxes     (31.91)%  7.61%*
  Return After Taxes on
    Distributions         (31.91)%  7.61%*
  Return After Taxes on
    Distributions and
    Sale of Fund Shares   (19.43)%  6.23%*
Russell 1000 Growth
  Index***                (20.42)%  3.50%**

  *Since October 1, 1997
 **Since September 30, 1997
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                        0.75%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.27%
Total Other Expenses                   0.67%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             1.42%
  Fee Waivers and Expense
    Reimbursements                   (0.37)%*
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $413    $741    $1,670

                                    [GRAPHIC]




Optimum Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, risk-adjusted total return

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes have strong growth prospects

  Investor Profile Investors seeking total return, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval.

Investment Strategy of the Optimum Growth Fund
The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in mid- to large-capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks of Investing in the Optimum Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that medium to large capitalization U.S. stocks or growth stocks may underperform other segments of the equity market or the equity markets as a whole.

These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999     2000     2001
------  ------  ------  --------  --------
33.07%  64.66%  44.47%  (22.36)%  (29.08)%


                           Best Quarter Worst Quarter
                              36.33%      (25.20)%
                            (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2002 was (23.72)%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2001 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                Since
                             1 Year 5 Years Inception
-----------------------------------------------------
Optimum Growth Fund
  (Shares)
  Return Before Taxes      (29.08)% 11.76%   11.26%*
  Return After Taxes on
    Distributions          (29.08)% 10.16%    9.82%*
  Return After Taxes on
    Distributions and Sale
    of Fund Shares         (17.71)% 10.55%   10.08%*
Russell 1000 Growth
  Index***                 (20.42)%  8.27%    9.23%**

  *Since June 1, 1996
 **Since May 31, 1996
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                  0.65%
Other Expenses
  Distribution (12b-1)                   0.00%
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.33%
Total Other Expenses                             0.73%
-------------------------------------------------------
Total Annual Fund Operating Expenses             1.38%
  Fee Waivers and Expense Reimbursements       (0.33)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $404    $724    $1,629

                                    [GRAPHIC]




Small Cap Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Capital appreciation

  Investment Focus Equity securities of small cap U.S. issuers

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of smaller companies that are expected to achieve substantial long-term earnings growth

  Investor Profile Investors seeking capital appreciation, and who are willing to tolerate the risks of investing in smaller companies

Investment Objective
The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Investment Strategy of the Small Cap Fund
Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets in equity securities of smaller U.S.-based companies. The small cap companies in which the Fund invests currently have market capitalizations of $1.5 billion or less. These companies tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also considers, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth.

Principal Risks of Investing in the Small Cap Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995    1996     1997     1998     1999    2000     2001
------  -----  ------  -------  ------  --------  ------  -------  ------
27.91%  5.30%  22.81%  (2.30)%  14.21%  (12.38)%  29.71%  (0.92)%   1.95%

                           Best Quarter Worst Quarter
                              25.80%      (24.77)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2002 was (1.73)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                             Since
                                          1 Year 5 Years Inception
            -------------------------------------------------------
            Small Cap Fund
              Return Before Taxes          1.95%   5.57%     8.70%*
              Return After Taxes on
                Distributions              1.80%   5.10%     7.87%*
              Return After Taxes on Sales
                of Fund Shares             1.18%   4.47%     7.01%*
            Russell 2000 Index**           2.49%   7.52%    10.77%*

  * Since December 31, 1992
 ** The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                  0.60%
Other Expenses
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.26%
Total Other Expenses                             0.66%
-------------------------------------------------------
Total Annual Fund Operating Expenses             1.26%
  Fee Waivers and Expense Reimbursements       (0.21)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $379    $671    $1,504

                                    [GRAPHIC]




Value and Restructuring Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share price are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993    1994     1995     1996     1997     1998     1999    2000     2001
------   -----   ------   ------   ------   ------   ------   -----  -------
39.95%   2.60%   38.80%   25.05%   33.56%   10.32%   41.97%   7.21%  (4.96)%

                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2002 was (11.10)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)plans or individual retirement accounts.

                                                             Since
                                          1 Year 5 Years Inception
------------------------------------------------------------------
Value and Restructuring Fund
  Return Before Taxes                    (4.96)% 16.34%   20.39%*
  Return After Taxes in Distributions    (5.05)% 15.92%   19.70%*
  Return After Taxes in Distributions
    and Sale of Fund Shares              (3.02)% 13.53%   17.55%*
Russell 1000 Value Index**               (5.59)% 11.13%   14.22%*

 * Since December 31, 1992
** The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                  0.60%
Other Expenses
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.26%
Total Other Expenses                             0.66%
-------------------------------------------------------
Total Annual Fund Operating Expenses             1.26%
  Fee Waivers and Expense Reimbursements       (0.27)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $373    $666    $1,499

                                    [GRAPHIC]




Mid Cap Value Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks that the Adviser believes are undervalued by the market

  Investor Profile Investors seeking growth of capital, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Mid Cap Value Fund
Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets in mid cap equity securities. The mid cap companies in which the Fund invests currently have market capitalizations in the range of $1.5 billion and $5 billion. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued at current market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and the Fund may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks of Investing in the Mid Cap Value Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that its undervalued mid cap equity securities may underperform other segments of the equity market or the equity markets as a whole.

The mid and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid and small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid and small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999   2000   2001
------  ------  ------  -----  -----
27.53%  20.11%  34.44%  4.22%  8.43%

                           Best Quarter Worst Quarter
                              26.76%      (16.39)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2002 was (2.15)%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2001 to the Russell Mid Cap Value Index and Russell 1000 Value Index. The Russell Mid Cap Value Index has replaced the Russell 1000 Value Index as the Fund's comparative index in this Prospectus because the Adviser believes the Russell Mid Cap Value Index is more representative of the Fund's investment universe. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Since
                                            1 Year    5 Years   Inception
           ---------------------------------------------------------------
           Mid Cap Value Fund (Shares)
              Return Before Taxes            8.43%    18.40%     19.38%*
              Return After Taxes
               on Distributions              7.76%    14.56%     15.85%*
              Return After Taxes
               on Distributions and Sale
               of Fund Shares                5.70%    14.27%     15.32%*
           Russell Mid Cap Value Index ***   2.33%    11.46%     12.44%**
           Russell 1000 Value Index ****   (5.59)%    11.13%     12.40%**

   *Since June 1, 1996
  **Since May 31, 1996
 ***The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.
****The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

             Management Fees                                 0.65%
             Other Expenses
                Distribution (12b-1) Fees            0.00%
                Administrative Servicing Fee         0.40%
                Other Operating Expenses             0.26%
             Total Other Expenses                            0.66%
             ------------------------------------------------------
             Total Annual Fund Operating Expenses            1.31%
                Fee Waivers and Expense
                 Reimbursements                            (0.32)%*
             ------------------------------------------------------
                Net Annual Fund Operating Expenses           0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $384    $688    $1,551

                                    [GRAPHIC]




Energy and Natural Resources Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of U.S. and foreign energy and natural resources companies

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of U.S. and foreign issuers engaged in the energy and natural resources groups of industries

  Investor Profile Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies


Investment Objective
The Energy and Natural Resources Fund seeks long-term capital appreciation by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Investment Strategy of the Energy and Natural Resources Fund
Under normal circumstances, the Energy and Natural Resources Fund invests at least 80% of its net assets in equity securities of U.S. and, to a lesser extent, foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund's investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest a portion of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks of Investing in the Energy and Natural Resources Fund
The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller

--------------------------------------------------------------------------------

capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993    1994     1995    1996    1997     1998     1999    2000    2001
------  -------  ------  ------  ------  --------  ------  ------  --------
14.69%  (2.70)%  20.11%  38.38%  18.31%  (15.87)%  27.30%  42.56%  (13.70)%


                           Best Quarter Worst Quarter
                              21.22%      (13.83)%
                            (3/31/00)     (9/30/98)

The Fund's performance for the six month period ending June 30, 2002 was 2.32%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              Since
                                           1 Year 5 Years Inception
            -------------------------------------------------------
            Energy and Natural Resources
             Fund
               Return Before Taxes       (13.70)%  9.29%   12.52%*
               Return After Taxes
                on Distributions         (14.72)%  7.46%   10.92%*
               Return After Taxes
                on Distributions and
                Sale of Fund Shares       (8.05)%  6.94%    9.97%*
            Standard & Poor's 500
             Composite Stock Price
             Index**                     (11.88)% 10.70%   13.53%*

 * Since December 31, 1992
** The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                           0.60%
Other Expenses
   Administrative Servicing Fee   0.40%
   Other Operating Expenses       0.37%
Total Other Expenses                      0.77%
------------------------------------------------
Total Annual Fund Operating
 Expenses                                 1.37%
   Fee Waivers and Expense
    Reimbursements                      (0.12)%*
------------------------------------------------
   Net Annual Fund Operating
    Expenses                              1.25%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $127   $422    $739    $1,636

                                    [GRAPHIC]




Real Estate Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income and long-term capital appreciation

  Investment Focus Equity securities of companies engaged in the real estate business

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of real estate investment trusts (REITs) and other issuers engaged in the real estate industry

  Investor Profile Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers

Investment Objective
The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval.

Investment Strategy of the Real Estate Fund
Under normal circumstances, the Real Estate Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and, to a lesser extent, foreign companies engaged in the real estate industry. REITs pool investors' funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund intends to invest primarily in equity and hybrid REITs. REITs generally are income producing investments. The Fund also invests in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to identify companies with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks of Investing in the Real Estate Fund
The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund's investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

--------------------------------------------------------------------------------


The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

              [CHART]

  1998     1999     2000    2001
--------  -------  ------  ------
(13.55)%  (7.30)%  27.58%  13.02%

             Best Quarter                Worst Quarter
                10.79%                     (10.55)%
               (6/30/99)                   (9/30/99)

The Fund's performance for the six month period ending June 30, 2002 was 13.12%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Morgan Stanley REIT Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                     1 Year Since Inception
---------------------------------------------------------------------------
Real Estate Fund
  Return Before Taxes                                13.02%        4.28%*
  Return After Taxes on Distributions                11.02%        2.22%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                       7.85%        2.23%*
Morgan Stanley REIT Index***                         12.83%       3.38%**
Standard & Poor's 500 Composite Stock Price
 Index****                                         (11.88)%       6.03%**

   *Since October 1, 1997
  **Since September 30, 1997
 ***The Morgan Stanley REIT Index is a unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
****The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              1.00%
Other Expenses
   Administrative Servicing Fee      0.40%
   Other Operating Expenses          0.26%
Total Other Expenses                         0.66%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.66%
   Fee Waivers and Expense
    Reimbursements                         (0.46)%*
---------------------------------------------------
   Net Annual Fund Operating
    Expenses                                 1.20%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.20%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                               ---------------------------------
                                                  $122   $479    $859    $1,927

                                    [GRAPHIC]




Technology Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior long-term growth of capital

  Investment Focus Common stocks of technology companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of companies expected to benefit from the development, advancement and use of technology

  Investor Profile Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of technology companies

Investment Objective
The Technology Fund seeks superior, long-term growth of capital. This objective may be changed without shareholder approval.

Investment Strategy of the Technology Fund
Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets in companies engaged in the innovation, development or advancement of technology. The Adviser focuses on technology companies whose long-term growth prospects, in the Adviser's opinion, appear to exceed the overall market. These companies may be in a variety of industries, and may include computer hardware, software, electronic components and systems, telecommunications, internet, biotechnology, media and information services companies or other companies that use technology extensively in the development of new or improved products or processes. Under normal market conditions, the Technology Fund invests at least 65% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies. The Fund may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify technology companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

The Fund seeks capital appreciation as its principal investment strategy.

Principal Risks of Investing in the Technology Fund
The Fund is subject to the risk that the securities of issuers engaged in the technology sector of the economy that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund's investment in technology companies may subject it to more volatile price movements than a less concenrated securities portfolio.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate substantially from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These stocks may be more volatile than other equity securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a

--------------------------------------------------------------------------------

result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from to year to year.

[CHART]

  2001
--------
(54.37)%

                           Best Quarter Worst Quarter
                              36.23%      (46.09)%
                            (12/31/01)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2002 was (36.17)%.

This table compares the Fund's average annual total return for the periods ended December 31, 2001 to those of the Goldman Sachs Technology Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                1 Year  Since Inception
                                               ------   ---------------
         Technology Fund
           Return Before Taxes                 (54.37)%     (52.99)%*
           Return After Taxes on Distributions (54.37)%     (52.99)%*
           Return After Taxes on Distributions
             and Sale of Fund Shares           (33.11)%     (39.66)%*
         Goldman Sachs Technology Index**      (28.56)%     (42.17)%*
         Standard & Poor's 500 Composite
           Stock Price Index***                (11.88)%     (13.05)%*

  *Since March 31, 2000
 **The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of 176 technology-related stocks using objective screening criteria by the Technology Group at Goldman Sachs Group, Inc.
***The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
Every mutual fund has operating expenses to pay for services such as professional advisory, shareholder, administration and custody services and other costs of doing business. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                        1.00%
Other Expenses
  Administrative Servicing Fee 0.25%
  Other Operating Expenses     0.37%
Total Other Expenses                   0.62%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             1.62%
  Fee Waivers and Expense
    Reimbursements                   (0.37)%*
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           1.25%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 years 10 years
                       ---------------------------------
                          $127   $475    $846    $1,891

                                    [GRAPHIC]




Biotechnology Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of biotechnology companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of companies principally engaged in the research, development and manufacture of various biotechnological products, services and processes

  Investor Profile Investors seeking capital appreciation, and who are willing to accept the risks of investing in a portfolio of biotechnology companies

Investment Objective
The Biotechnology Fund seeks superior, long-term capital appreciation.

Investment Strategy of the Biotechnology Fund
Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S., and to a lesser extent, foreign companies principally engaged in the research, development and manufacture of various biotechnological products, services and processes, and whose long-term growth prospects, in the Adviser's opinion, appear to exceed the overall market. For example, the Fund may invest in companies involved with developments and applications in such areas as human health care, pharmaceuticals, agriculture, chemicals, medicine/surgery and industrial-oriented companies. In addition, investments may include securities of companies that: manufacture biotechnological and biomedical products, including devices and instruments; provide biotechnological processes or services; provide scientific and technological advances in biotechnology; and develop new or experimental technologies, such as genetic engineering. The Fund may also invest in securities of companies that distribute biotechnological and biomedical products, including devices and instruments, and companies that benefit significantly from scientific and technological advances in biotechnology.

The Fund may invest in companies of any size, including small, high-growth companies and medium size companies.

In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify biotechnology companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Principal Risks of Investing in the Biotechnology Fund
Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based on speculation and expectations about future products, research progress and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

The Fund is subject to the risk that the securities of issuers engaged in the biotechnology sector of the economy that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to adverse market conditions affecting that sector, such as patent considerations, intense competition and/or rapid technological change and obsolescence affecting that sector. The biotechnology sector also is subject to extensive government regulatory requirements, regulatory approval for new drugs and medical products, product liability and similar matters. As these factors impact the biotechnology sector, the value of securities of biotechnology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. In addi-

--------------------------------------------------------------------------------

tion, biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic. As a result, the Fund's investment in biotechnology companies may subject it to more volatile price movements than an investment in a more diversified securities portfolio.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These stocks may be more volatile than other equity securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


[CHART]

  2001
--------
(21.87)%

                           Best Quarter Worst Quarter
                              29.08%      (32.43)%
                            (12/31/01)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2002 was (47.07)%.

This table compares the Fund's average annual total return for the periods ended December 31, 2001 to those of the NASDAQ Biotechnology Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              1 Year Since Inception
            --------------------------------------------------------
            Biotechnology Fund
              Return Before Taxes           (21.87)%     (21.77)%*
              Return After Taxes
                on Distributions            (21.92)%     (21.82)%*
              Return After Taxes
                on Distributions and
                Sale of Fund Shares         (13.32)%     (17.44)%*
            NASDAQ Biotechnology Index**    (16.20)%     (16.20)%*
            Standard & Poor's 500 Composite
              Stock Price Index***          (11.88)%     (11.88)%*

  *Since December 31, 2000
 **The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. ***The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                        1.00%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.31%
Total Other Expenses                   0.71%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             1.71%
  Fee Waivers and Expense
    Reimbursements                   (0.46)%
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           1.25%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. For more information about fees, see "Investment Adviser."

--------------------------------------------------------------------------------


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $127   $494    $885    $1,981

More Information About Risk

Equity Risk
(All Funds)--Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
(Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund, Technology Fund and Biotechnology Fund)--The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk
(Blended Equity Fund, Optimum Growth Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund, Technology Fund and Biotechnology Fund)--The medium capitalization companies in which the Funds may invest, which generally have market capitalizations between $1.5 billion and $5 billion, may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Mortgage-Backed Securities
(Real Estate Fund)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage- backed securities and, therefore, to assess the volatility risk of that portfolio.

Technology Risk
(Blended Equity Fund, Large Cap Growth Fund, Optimum Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Technology Fund and Biotechnology Fund)--The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund's investment in technology companies may subject it to more volatile price movements.

--------------------------------------------------------------------------------


Foreign Security Risks
(All Funds)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
(All Funds)--Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . A Fund may incur substantial costs in connection with conversions between various currencies.

  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statements of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its objective when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Fund Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

--------------------------------------------------------------------------------


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, of:

Blended Equity Fund               0.67%
Large Cap Growth Fund             0.68%
Optimum Growth Fund               0.42%
Small Cap Fund                    0.50%
Value and Restructuring Fund      0.55%
Mid Cap Value Fund                0.55%
Energy and Natural Resources Fund 0.49%
Real Estate Fund                  0.91%
Technology Fund                   0.87%
Biotechnology Fund                0.82%

--------
For the period commencing on the date of this Prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Leigh H. Weiss and Bruce Tavel have served as the Blended Equity Fund's portfolio co-managers since 1997. Mr. Weiss and Mr. Tavel are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Prior to joining U.S. Trust, Mr. Weiss was a portfolio manager with Goldman, Sachs & Co. Mr. Tavel, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1980. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund's portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, he was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that, he was a First Vice President with Shearson Lehman Brothers, where he was responsible for research and portfolio management. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management. Before that, she was Chief Investment Officer at AMA Investment Advisers where she managed several equity mutual funds and supervised the management of the firm's other funds. Ms. Byrne began her career as a Security Analyst with Butcher & Singer. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Michael E. Hoover and Brian M. Madonick serve as the Energy and Natural Resources Fund's portfolio co-managers. Mr. Hoover and Mr. Madonick are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund's portfolio manager or co-manager since 1995. Mr. Madonick, a Senior Vice President in U.S. Trust's Research Division, has been with U.S. Trust since May 2000. He covers a variety of industries within the capital goods market, including electrical equip-

--------------------------------------------------------------------------------

ment, machinery and aerospace/defense. Prior to joining U.S. Trust, Mr. Madonick was an analyst with Bear Stearns & Co., Inc. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Joan Ellis and Tisha Avallone serve as the Real Estate Fund's portfolio co-managers. Ms. Ellis and Ms. Avallone are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Ellis, a Senior Vice President, has been with U.S. Trust since 1984 and has served as the Fund's manager or co-manager since its inception. Ms. Avallone is a Vice President in U.S. Trust's Equity Research Division. Prior to joining U.S. Trust in 1999, she ran a family-owned wholesale food company. Before that, she spent two years in the corporate lending division of Mellon Bank. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Maria L. Brisbane, CFA, and John F. Lafferty, CFA, serve as the Biotechnology Fund's portfolio co-managers. Ms. Brisbane and Mr. Lafferty are primarily responsible for the day-to-day management of the Fund's portfolio.
Ms. Brisbane, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 1994. Mr. Lafferty, a Senior Vice President and healthcare industry analyst, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, Mr. Lafferty was a Vice President and healthcare industry analyst with J.P. Morgan & Co. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund's portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

All investment decisions for the Large Cap Growth Fund, Optimum Growth Fund and Technology Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA # 011000028
DDA # 99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business

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Days on which the Adviser is closed and the NYSE is open are Veterans' Day and
Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors and the Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of

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each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% (0.25% in the case of the Technology Fund) of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Optimum Growth and Mid Cap Value Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value

--------------------------------------------------------------------------------

of each Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund's assets continuously.

The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes dividends from its income quarterly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statements of Additional Information.

30

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--------------------------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

BLENDED EQUITY FUND

                                                                           Year Ended March 31,
                                                              ----------------------------------------------
                                                                   2002       2001     2000     1999     1998
                                                              --------  ---------  -------  -------  -------
Net Asset Value, Beginning of Year........................... $  35.99  $   50.63  $ 42.51  $ 36.12  $ 25.81
                                                              --------  ---------  -------  -------  -------
Income From Investment Operations
  Net Investment Income......................................     0.10       0.01     0.03     0.11     0.16
  Net Gains (Losses) on Investments (both realized and
    unrealized)..............................................    (0.67)    (13.31)    9.54     6.90    12.59
                                                              --------  ---------  -------  -------  -------
  Total From Investment Operations...........................    (0.57)    (13.30)    9.57     7.01    12.75
                                                              --------  ---------  -------  -------  -------
Less Distributions
  Dividends From Net Investment Income.......................    (0.08)     (0.01)   (0.06)   (0.13)   (0.16)
  Distributions From Net Realized Gain on Investments........    (0.17)     (1.33)   (1.34)   (0.49)   (2.28)
  Distributions in Excess of Net Realized Gain on Investments     0.00       0.00    (0.05)    0.00     0.00
                                                              --------  ---------  -------  -------  -------
  Total Distributions........................................    (0.25)     (1.34)   (1.45)   (0.62)   (2.44)
                                                              --------  ---------  -------  -------  -------
Net Asset Value, End of Year................................. $  35.17  $   35.99  $ 50.63  $ 42.51  $ 36.12
                                                              ========  =========  =======  =======  =======
Total Return.................................................  (1.58)%   (26.72)%   22.90%   19.65%   50.82%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).................... $ 683.10  $  724.18  $993.41  $720.27  $594.91
  Ratio of Net Operating Expenses to Average Net Assets......    0.97%      0.99%    0.97%    0.95%    0.99%
  Ratio of Gross Operating Expenses to Average Net Assets1...    1.08%      1.06%    1.02%    1.01%    1.06%
  Ratio of Net Investment Income to Average Net Assets.......    0.29%      0.03%    0.08%    0.29%    0.55%
  Portfolio Turnover Rate....................................    43.0%      36.0%    24.0%    20.0%    28.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

          ----------------------------------------------------------------------



LARGE CAP GROWTH FUND

                                                             Year Ended March 31,
                                                   ----------------------------------------     Period Ended
                                                      2002       2001      2000      1999    March 31, 19981
                                                   ---------  ---------  --------  --------  ---------------
Net Asset Value, Beginning of Period.............. $   10.06  $   18.98  $  14.30  $   8.51     $   7.00
                                                   ---------  ---------  --------  --------     --------
Income From Investment Operations
  Net Investment Income (Loss)....................     (0.06)     (0.08)    (0.06)    (0.03)        0.00
  Net Gains (Losses) on Investments (both realized
    and unrealized)...............................     (1.17)     (8.84)     4.74      5.82         1.51
                                                   ---------  ---------  --------  --------     --------
  Total From Investment Operations................     (1.23)     (8.92)     4.68      5.79         1.51
                                                   ---------  ---------  --------  --------     --------
Net Asset Value, End of Period.................... $    8.83  $   10.06  $  18.98  $  14.30     $   8.51
                                                   =========  =========  ========  ========     ========
Total Return......................................  (12.23)%   (47.00)%    32.73%    68.04%       21.57%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)......... $  189.25  $  277.50  $ 498.31  $ 251.55     $  47.53
  Ratio of Net Operating Expenses to Average
    Net Assets....................................     1.00%      1.01%     1.01%     1.04%        1.05%3
  Ratio of Gross Operating Expenses to Average Net
    Assets4.......................................     1.10%      1.08%     1.07%     1.08%        1.20%3
  Ratio of Net Investment Income (Loss) to Average
    Net Assets....................................   (0.50)%    (0.50)%   (0.48)%   (0.53)%      (0.16)%3
  Portfolio Turnover Rate.........................     10.0%      20.0%     20.0%      4.0%        12.0%3

--------
Notes:
1.Commenced operations on October 1, 1997.
2.Not annualized.
3.Annualized.
4.Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

32

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--------------------------------------------------------------------------------

OPTIMUM GROWTH FUND

                                                                             Year Ended March 31,
                                                             ----------------------------------------------------
                                                               2002          2001      2000      1999      1998
                                                             --------     ---------  --------  --------  --------
Net Asset Value, Beginning of Period........................ $  12.94     $   30.57  $  27.40  $  16.31  $  10.18
                                                             --------     ---------  --------  --------  --------
Income From Investment Operations:
  Net Investment Loss.......................................    (0.05)/1/     (0.10)    (0.11)    (0.06)    (0.01)
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................    (1.13)/1/    (12.08)     7.16     11.15      6.15
                                                             --------     ---------  --------  --------  --------
  Total From Investment Operations..........................    (1.18)       (12.18)     7.05     11.09      6.14
                                                             --------     ---------  --------  --------  --------
Less Distributions:
  Dividends From Net Investment Income......................     0.00          0.00      0.00      0.00     (0.01)
  Distributions From Net Realized Gains on Investments......     0.00         (4.75)    (3.88)     0.00      0.00
  Distributions In Excess of Net Realized Gains on
    Investments.............................................     0.00         (0.70)     0.00      0.00      0.00
                                                             --------     ---------  --------  --------  --------
  Total Distributions.......................................     0.00         (5.45)    (3.88)     0.00     (0.01)
                                                             --------     ---------  --------  --------  --------
Net Asset Value, End of Period.............................. $  11.76     $   12.94  $  30.57  $  27.40  $  16.31
                                                             ========     =========  ========  ========  ========
Total Return................................................  (9.12)%      (45.34)%    27.40%    68.00%    60.41%
Ratios/Supplemental Data....................................
  Net Assets at end of Period (in millions)................. $   8.75     $   13.25  $  21.97  $  12.41  $   6.60
  Ratio of Net Operating Expenses to Average Net Assets.....    1.04%         1.05%     1.05%     1.05%     1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/    1.32%         1.20%     1.18%     1.26%     1.32%
  Ratio of Net Investment Income (Loss) to Average Net
    Assets..................................................  (0.37)%       (0.53)%   (0.43)%   (0.34)%   (0.12)%
  Portfolio Turnover........................................    43.0%         46.0%     44.0%     22.0%     19.0%

--------
Notes:
1.For comparative purposes per share amounts are based on average shares outstanding.
2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

SMALL CAP FUND

                                                                                      Year Ended March 31,
                                                                       --------------------------------------------------
                                                                         2002         2001      2000     1999      1998
                                                                       -------     ---------  ------- ---------  --------
Net Asset Value, Beginning of Year.................................... $ 10.06     $   15.39  $  9.27 $   11.95  $   8.83
                                                                       -------     ---------  ------- ---------  --------
Income From Investment Operations
  Net Investment Income (Loss)........................................    0.03          0.07     0.00      0.00     (0.01)
  Net Gains (Losses) on Investments (both realized and unrealized)....    2.14         (4.41)    6.12     (2.56)     3.13
                                                                       -------     ---------  ------- ---------  --------
  Total From Investment Operations....................................    2.17         (4.34)    6.12     (2.56)     3.12
                                                                       -------     ---------  ------- ---------  --------
Less Distributions
  Dividends From Net Investment Income................................   (0.04)/1/     (0.07)    0.00      0.00      0.00
  Distributions From Net Realized Gain on Investments.................    0.00          0.00     0.00     (0.12)     0.00
  Distributions in Excess of Net Realized Gain on Investments.........    0.00         (0.92)    0.00      0.00      0.00
                                                                       -------     ---------  ------- ---------  --------
  Total Distributions.................................................   (0.04)/1/     (0.99)    0.00     (0.12)     0.00
                                                                       -------     ---------  ------- ---------  --------
Net Asset Value, End of Year.......................................... $ 12.19     $   10.06  $ 15.39 $    9.27  $  11.95
                                                                       =======     =========  ======= =========  ========
Total Return..........................................................  21.61%      (28.69)%   65.91%  (21.41)%    35.33%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)............................. $171.60     $   87.18  $107.94 $   43.79  $  68.55
  Ratio of Net Operating Expenses to Average Net Assets...............   0.84%         0.89%    0.92%     0.94%     0.94%
  Ratio of Gross Operating Expenses to Average Net Assets/2/..........   0.98%         1.04%    1.03%     1.05%     1.01%
  Ratio of Net Investment Income/(Loss) to Average Net Assets.........   0.19%         0.57%    0.01%   (0.04)%   (0.14)%
  Portfolio Turnover Rate.............................................  144.0%        132.0%   134.0%    115.0%     73.0%

--------
Notes:
1.Includes a return of capital of $(0.01).
2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

VALUE AND RESTRUCTURING FUND

                                                                            Year Ended March 31,
                                                             -------------------------------------------------
                                                                2002       2001       2000      1999     1998
                                                             ---------  ---------  ---------  -------  -------
Net Asset Value, Beginning of Year.......................... $   30.69  $   33.89  $   23.88  $ 23.79  $ 15.93
                                                             ---------  ---------  ---------  -------  -------
Income From Investment Operations
  Net Investment Income.....................................      0.08       0.60       0.07     0.13     0.10
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................      1.94      (3.21)     10.03     0.21     8.12
                                                             ---------  ---------  ---------  -------  -------
  Total From Investment Operations..........................      2.02      (2.61)     10.10     0.34     8.22
                                                             ---------  ---------  ---------  -------  -------
Less Distributions
  Dividends From Net Investment Income......................     (0.08)     (0.59)     (0.09)   (0.11)   (0.09)
  Distributions From Net Realized Gain on Investments.......      0.00       0.00       0.00    (0.14)   (0.27)
                                                             ---------  ---------  ---------  -------  -------
  Total Distributions.......................................     (0.08)     (0.59)     (0.09)   (0.25)   (0.36)
                                                             ---------  ---------  ---------  -------  -------
Net Asset Value, End of Year................................ $   32.63  $   30.69  $   33.89  $ 23.88  $ 23.79
                                                             =========  =========  =========  =======  =======
Total Return................................................     6.60%    (7.74)%     42.41%    1.48%   52.10%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $2,408.05  $1,822.71  $1,207.24  $594.62  $388.45
  Ratio of Net Operating Expenses to Average Net Assets.....     0.94%      0.95%      0.90%    0.93%    0.89%
  Ratio of Gross Operating Expenses to Average Net Assets1..     1.02%      1.02%      1.03%    1.07%    0.93%
  Ratio of Net Investment Income to Average Net Assets......     0.27%      1.66%      0.25%    0.59%    0.54%
  Portfolio Turnover Rate...................................      8.0%      15.0%      20.0%    43.0%    30.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

MID CAP VALUE FUND

                                                                          Year Ended March 31,
                                                             ---------------------------------------------
                                                               2002       2001     2000     1999     1998
                                                             -------    --------  -------  ------  -------
Net Asset Value, Beginning of Period........................ $ 11.99    $  21.34  $ 15.35  $16.11  $ 11.33
                                                             -------    --------  -------  ------  -------
Income From Investment Operations:
  Net Investment Income.....................................    0.01/1/     0.37     0.01    0.08     0.07
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................    1.67/1/    (1.27)    6.35    0.55     5.57
                                                             -------    --------  -------  ------  -------
  Total From Investment Operations..........................    1.68       (0.90)    6.36    0.63     5.64
                                                             -------    --------  -------  ------  -------
Less Distributions:
  Dividends From Net Investment Income......................   (0.02)      (0.37)   (0.05)  (0.07)   (0.06)
  Distributions From Net Realized Gains on Investments......   (0.36)      (8.08)   (0.32)  (1.32)   (0.80)
                                                             -------    --------  -------  ------  -------
  Total Distributions.......................................   (0.38)      (8.45)   (0.37)  (1.39)   (0.86)
                                                             -------    --------  -------  ------  -------
Net Asset Value, End of Period.............................. $ 13.29    $  11.99  $ 21.34  $15.35  $ 16.11
                                                             =======    ========  =======  ======  =======
Total Return................................................  14.23%     (0.84)%   41.60%   4.59%   51.09%
Ratios/Supplemental Data
  Net Assets at end of Period (in millions)................. $ 50.48    $   2.37  $  0.34  $ 0.13  $  0.08
  Ratio of Net Operating Expenses to Average Net Assets.....   1.05%       1.03%    1.05%   1.05%    1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/   1.16%       1.26%    1.20%   1.32%    1.35%
  Ratio of Net Investment Income to Average Net Assets......   0.07%       0.97%    0.02%   0.53%    0.47%
  Portfolio Turnover........................................   24.0%       95.0%    45.0%   55.0%    51.0%

--------
Notes:

1.For comparative purposes per share amounts are based on average shares outstanding.
2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------


ENERGY AND NATURAL RESOURCES FUND

                                                                           Year Ended March 31,
                                                              ----------------------------------------------
                                                                   2002     2001     2000       1999     1998
                                                              --------  -------  -------  ---------  -------
Net Asset Value, Beginning of Year........................... $  15.41  $ 15.21  $ 11.02  $   12.66  $ 11.12
                                                              --------  -------  -------  ---------  -------
Income From Investment Operations
  Net Investment Income......................................     0.10     0.07     0.04       0.10     0.09
  Net Gains (Losses) on Investments (both realized and
    unrealized)..............................................    (0.58)    1.60     4.72      (1.65)    2.69
                                                              --------  -------  -------  ---------  -------
  Total From Investment Operations...........................    (0.48)    1.67     4.76      (1.55)    2.78
                                                              --------  -------  -------  ---------  -------
Less Distributions
  Dividends From Net Investment Income.......................    (0.10)   (0.07)   (0.06)     (0.09)   (0.10)
  Distributions From Net Realized Gain on Investments........    (0.43)   (1.40)   (0.51)      0.00    (1.07)
  Distributions in Excess of Net Realized Gain on Investments     0.00     0.00     0.00       0.00    (0.07)
                                                              --------  -------  -------  ---------  -------
  Total Distributions........................................    (0.53)   (1.47)   (0.57)     (0.09)   (1.24)
                                                              --------  -------  -------  ---------  -------
Net Asset Value, End of Year................................. $  14.40  $ 15.41  $ 15.21  $   11.02  $ 12.66
                                                              ========  =======  =======  =========  =======
Total Return.................................................  (2.82)%   11.98%   44.61%   (12.23)%   24.97%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).................... $ 129.17  $102.85  $ 71.13  $   43.02  $ 46.17
  Ratio of Net Operating Expenses to Average Net Assets......    0.98%    0.99%    0.97%      0.98%    0.99%
  Ratio of Gross Operating Expenses to Average Net Assets/1/.    1.12%    1.05%    1.08%      1.09%    1.07%
  Ratio of Net Investment Income to Average Net Assets.......    0.77%    0.46%    0.37%      0.97%    0.69%
  Portfolio Turnover Rate....................................    73.0%    59.0%   138.0%      96.0%    88.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

REAL ESTATE FUND

                                                                      Year Ended March 31,            Period ended
                                                           -----------------------------------------     March 31,
                                                             2002        2001       2000      1999           19981
                                                           -------     -------     ------  ---------  ------------
Net Asset Value, Beginning of Period...................... $  6.09     $  5.21     $ 5.50  $    7.05     $ 7.00
                                                           -------     -------     ------  ---------     ------
Income From Investment Operations
  Net Investment Income...................................    0.31        0.33       0.34       0.33       0.15
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................    1.01        0.89      (0.31)     (1.55)      0.01
                                                           -------     -------     ------  ---------     ------
  Total From Investment Operations........................    1.32        1.22       0.03      (1.22)      0.16
                                                           -------     -------     ------  ---------     ------
Less Distributions
  Dividends From Net Investment Income....................   (0.31)/4/   (0.34)/4/  (0.32)     (0.33)     (0.11)
                                                           -------     -------     ------  ---------     ------
  Total Distributions.....................................   (0.31)      (0.34)     (0.32)     (0.33)     (0.11)

                                                           -------     -------     ------  ---------     ------
Net Asset Value, End of Period............................ $  7.10     $  6.09     $ 5.21  $    5.50     $ 7.05
                                                           =======     =======     ======  =========     ======
Total Return..............................................  22.37%      24.03%      0.58%   (17.55)%      2.26%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $ 91.31     $ 44.24     $33.70  $   32.84     $41.17
  Ratio of Net Operating Expenses to Average Net Assets...   1.20%       1.20%      1.20%      1.20%      1.20%3
  Ratio of Gross Operating Expenses to Average Net Assets5   1.33%       1.36%      1.41%      1.43%      1.40%3
  Ratio of Net Investment Income to Average Net Assets....   4.53%       5.52%      6.17%      5.37%      5.02%3
  Portfolio Turnover Rate.................................   25.0%       29.0%      27.0%      28.0%      30.0%3

--------
Notes:
1.Commenced operations on October 1, 1997.
2.Not annualized.
3.Annualized.
4.Includes a return of capital of $(0.08) and $(0.02) for the years ended March
  31, 2001 and March 31, 2002, respectively.
5.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

TECHNOLOGY FUND

                                                              Year Ended March 31,
                                                           --------------------
                                                              2002       2001
                                                           ---------  ---------
Net Asset Value, Beginning of Year........................ $    2.37  $    7.00
                                                           ---------  ---------
Investment Operations:
  Net Investment Income (Loss)............................     (0.02)     (0.01)
  Net Realized and Unrealized Loss on Investments.........     (0.76)     (4.62)
                                                           ---------  ---------
Total From Investment Operations..........................     (0.78)     (4.63)

                                                           ---------  ---------
Distributions
  From Net Investment Income..............................      0.00       0.00/1/
                                                           ---------  ---------
Total Distributions.......................................      0.00       0.00/1/
                                                           ---------  ---------
Net Asset Value, End of Year.............................. $    1.59  $    2.37
                                                           =========  =========
Total Return..............................................  (32.91)%   (66.14)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $   12.42  $   24.43
  Ratio of Net Operating Expenses to Average Net Assets...     1.25%      1.25%
  Ratio of Gross Operating Expenses to Average Net Assets2     1.41%      1.50%
  Ratio of Net Investment Loss to Average Net Assets......   (0.95)%    (0.42)%
  Portfolio Turnover Rate.................................     60.0%      19.0%

--------
Notes: 1. Amount represents less than $0.01 per share. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

BIOTECHNOLOGY FUND

                                                              Year Ended Period Ended
                                                               March 31,    March 31,
                                                                    2002      2001/1/
                                                              ---------- ------------
Net Asset Value, Beginning of Period......................... $    5.09   $    7.00
                                                              ---------   ---------
Investment Operations:
  Net Investment Income (Loss)...............................     (0.02)       0.01
  Net Realized and Unrealized Loss on Investments............     (0.57)      (1.92)
                                                              ---------   ---------
Total From Investment Operations.............................     (0.59)      (1.91)
                                                              ---------   ---------
Less Distributions
  From Net Investment Income.................................     (0.01)       0.00
                                                              ---------   ---------
Total Distributions..........................................     (0.01)       0.00
                                                              ---------   ---------
Net Asset Value, End of Period............................... $    4.49   $    5.09
                                                              =========   =========
Total Return.................................................  (11.64)%    (27.29)%/2/
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).................... $   42.21   $   15.26
  Ratio of Net Operating Expenses to Average Net Assets......     1.24%       1.25%/3/
  Ratio of Gross Operating Expenses to Average Net Assets4...     1.44%       2.19%/3/
  Ratio of Net Investment Income (Loss) to Average Net Assets   (0.74)%       1.11%/3/
  Portfolio Turnover Rate....................................     32.0%        2.0%

--------
Notes: 1. Commenced operations on December 31, 2000. 2. Not annualized. 3. Annualized. 4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.
Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)
The SAIs dated August 1, 2002 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Institutional Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s and Excelsior Funds Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRODE0802

                                    [GRAPHIC]




Prospectus

August 1, 2002


Excelsior Funds, Inc.

Value and Restructuring Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] EXCELSIOR FUNDS
  Advised by U.S. TRUST

Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Value and Restructuring Fund (the Fund) that you should know before investing. The Value and Restructuring Fund currently offers one class of shares, called Shares. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and returns of the Fund. For more detailed information about the Fund, please see:

                                                                       Page
    Value And Restructuring Fund................................          5
    More Information About Risk.................................          8
    More Information About Fund Investments.....................          9
    Investment Adviser..........................................         10
    Portfolio Manager...........................................         11
    Purchasing, Selling And Exchanging Fund Shares..............         12
    Dividends And Distributions.................................         17
    Taxes.......................................................         17
    Financial Highlights........................................         19
    How to Obtain More Information About Excelsior Funds........ Back Cover

--------------------------------------------------------------------------------

Introduction --
Risk/Return

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment manager invests Fund assets in a way that he believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
The Adviser manages the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, compar-

--------------------------------------------------------------------------------

   ing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

                                    [GRAPHIC]




Value and Restructuring Fund
                      ---------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share price are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or

--------------------------------------------------------------------------------

extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


 1993   1994    1995    1996    1997    1998    1999   2000    2001
------  -----  ------  ------  ------  ------  ------  -----   -----
39.95%  2.60%  38.80%  25.05%  33.56%  10.32%  41.97%  7.21%  (4.96)%

                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2002 was (11.10)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Since
                         1 Year 5 Years Inception
-------------------------------------------------
Value and
 Restructuring Fund
  Return Before Taxes   (4.96)% 16.34%   20.39%*
  Return After Taxes on
   Distributions        (5.05)% 15.92%   19.70%*
  Return After Taxes
   on Distributions
   and Sale of Fund
   Shares               (3.02)% 13.53%   17.55%*
  Russell 1000
   Value Index**        (5.59)% 11.13%   14.22%*

*  Since December 31, 1992
** The Russell 1000 Value Index is an unmanaged index composed of the 1000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies by market capitalization.

--------------------------------------------------------------------------------

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                 0.60%
Other Expenses
 Administrative Servicing Fee                           0.40%
 Other Operating Expenses                               0.26%
Total Other Expenses                                            0.66%
----------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.26%
 Fee Waivers and Expense Reimbursements                       (0.27)%*
----------------------------------------------------------------------
 Net Annual Fund Operating Expenses                             0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
---------------------------------
   $101   $373    $666    $1,499

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More Information About Risk

Equity Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
The smaller capitalization companies in which the Fund may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. Small company stocks may be listed on an exchange or traded over the counter.

Mid Cap Risk
The medium capitalization companies in which the Fund may invest, which generally have market capitalizations between $1.5 billion and $5 billion, may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk
The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers con-ducting business in the technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party

--------------------------------------------------------------------------------

manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
  Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . The Fund may incur substantial costs in connection with conversions between various currencies.

  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------


The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective. The Fund may not achieve its objective when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Fund Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street,

--------------------------------------------------------------------------------

New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, at the rate of 0.55%.

For the period commencing on the date of this Prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds' next fiscal year.

Portfolio Manager
David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior

--------------------------------------------------------------------------------

Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DBA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

--------------------------------------------------------------------------------


The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of all of a Fund's assets less that share's portion of all of a Fund's liabilities.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500

--------------------------------------------------------------------------------

($250 for IRAs) in the Fund. Your subsequent investments must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone,
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

--------------------------------------------------------------------------------

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we

--------------------------------------------------------------------------------

deem that such exchange would not be in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Fund is permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value

--------------------------------------------------------------------------------

of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
The Fund distributes dividends from its income quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another

Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund's Statement of Additional
Information.

--------------------------------------------------------------------------------

Financial Highlights
The table that follows presents performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements,are incorporated by reference into the Fund's Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

VALUE AND RESTRUCTURING FUND

                                                              Year Ended March 31,
                                             ------------------------------------------------------
                                                    2002        2001        2000      1999      1998
                                             ----------  ----------  ----------  --------  --------
Net Asset Value, Beginning of Year.......... $    30.69  $    33.89  $    23.88  $  23.79  $  15.93
                                             ----------  ----------  ----------  --------  --------
Income From Investment Operations
  Net Investment Income.....................       0.08        0.60        0.07      0.13      0.10
  Net Gains (Losses) on Investments and
   Options (both realized and unrealized)...       1.94       (3.21)      10.03      0.21      8.12
                                             ----------  ----------  ----------  --------  --------
Total From Investment Operations............       2.02       (2.61)      10.10      0.34      8.22
                                             ----------  ----------  ----------  --------  --------
Less Distributions
  Dividends From Net Investment Income......      (0.08)      (0.59)      (0.09)    (0.11)    (0.09)
  Distributions From Net Realized Gain on
   Investments and Options..................       0.00        0.00        0.00     (0.14)    (0.27)
                                             ----------  ----------  ----------  --------  --------
Total Distributions.........................      (0.08)      (0.59)      (0.09)    (0.25)    (0.36)
                                             ----------  ----------  ----------  --------  --------
Net Asset Value, End of Year................ $    32.63  $    30.69  $    33.89  $  23.88  $  23.79
                                             ==========  ==========  ==========  ========  ========
Total Return................................      6.60%     (7.74)%      42.41%     1.48%    52.10%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)...  $2,408.05   $1,822.71   $1,207.24   $594.62   $388.45
  Ratio of Net Operating Expenses to
   Average Net Assets.......................      0.94%       0.95%       0.90%     0.93%     0.89%
  Ratio of Gross Operating Expenses to
   Average Net Assets1......................      1.02%       1.02%       1.03%     1.07%     0.93%
  Ratio of Net Investment Income to Average
   Net Assets...............................      0.27%       1.66%       0.25%     0.59%     0.54%
  Portfolio Turnover Rate...................       8.0%       15.0%       20.0%     43.0%     30.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036
U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated August 1, 2002 includes detailed information about
Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

PROV&R0802

                                    [Graphic]



Excelsior International Funds

Prospectus

August 1, 2002

Excelsior Funds, Inc.

International Fund
Latin America Fund
Pacific/Asia Fund
Pan European Fund
Emerging Markets Fund

Investment Adviser
United States Trust Company Of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] EXCELSIOR FUNDS
  Advised by U.S. Trust

Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the International, Latin America, Pacific/Asia, Pan European, and Emerging Markets Funds (each, a
Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                      Page
     International Fund........................................          4
     Latin America Fund........................................          6
     Pacific/Asia Fund.........................................          8
     Pan European Fund.........................................         10
     Emerging Markets Fund.....................................         12
     More Information About Risk...............................         14
     More Information About Fund Investments...................         14
     Investment Adviser........................................         14
     Portfolio Managers........................................         15
     Purchasing, Selling And Exchanging Fund Shares............         16
     Dividends And Distributions...............................         19
     Taxes.....................................................         19
     Financial Highlights......................................         20
     How to Obtain More Information About Excelsior Funds, Inc. Back Cover

--------------------------------------------------------------------------------

Introduction -- Risk/Return Information Common to the Funds
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of your investment in a Fund will be magnified.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

International Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Total return through long-term capital appreciation and income

  Investment Focus Foreign equity securities

  Share Price Volatility High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of issuers in developed foreign countries and, to a lesser extent, emerging markets

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective
The International Fund seeks total return on its assets through capital appreciation and income.

Investment Strategy of the International Fund
Under normal circumstances, the International Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country, region or industry. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies' growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks of Investing in the International Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

--------------------------------------------------------------------------------


The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1992    1993   1994   1995  1996  1997  1998   1999    2000    2001
------- ------ ------- ----- ----- ----- ----- ------ -------- --------
(9.36)% 36.54% (2.00)% 7.27% 7.28% 9.25% 7.89% 56.24% (23.92)% (27.43)%

                           Best Quarter Worst Quarter
                              38.76%      (19.06)%
                            (12/31/99)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2002 was (2.58)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EAFE Index and the MSCI ACWI Free ex U.S. Index. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                 1 Year 5 Years 10 Years
--------------------------------------------------------
International Fund
  Return Before Taxes          (27.43)%   0.33%  3.56%
  Return After Taxes on
    Distributions              (28.21)% (0.34)%  2.89%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                (15.84)%   0.30%  2.80%
MSCI EAFE Index*               (21.44)%   0.89%  4.46%
MSCI ACWI Free ex U.S. Index** (19.50)%   0.89%  4.61%

 * The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
** The MSCI ACWI Free ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount
  redeemed, if applicable)*                        2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                               1.00%
Other Expenses
  Administrative Servicing Fee                       0.40%
  Other Operating Expenses                           0.40%
Total Other Expenses                                          0.80%
---------------------------------------------------------------------
Total Annual Fund Operating
  Expenses                                                    1.80%
  Fee Waivers and Expense
    Reimbursements                                          (0.30)%**
---------------------------------------------------------------------
  Net Annual Fund Operating
    Expenses                                                  1.50%**

 * This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See "How to Sell Your Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $153   $537    $947    $2,091

Latin America Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of Latin American issuers

  Share Price Volatility Very high

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in Latin America

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and possibly extreme price volatility of investing in Latin American issuers

Investment Objective
The Latin America Fund seeks long-term capital appreciation.

Investment Strategy of the Latin America Fund
Under normal circumstances, the Latin America Fund invests at least 80% of its net assets in equity securities of companies located in Latin America, which includes Central and South America. The companies in which the Fund invests tend to be larger, more established companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Latin American markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Latin America Fund
The Fund invests primarily in securities of issuers located in a single geographic region--Latin America. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on Latin America also increases its potential share price volatility.

The Latin American economies have experienced considerable difficulties, including high inflation rates, high interest rates and currency devaluations. As a result, Latin American securities markets have experienced extraordinary volatility. Emergence of the Latin American economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as stable political and social conditions. Development also may be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy

--------------------------------------------------------------------------------

or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries.

The Fund is also subject to the risk that Latin American equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993     1994    1995     1996    1997    1998     1999   2000    2001
------  -------  -------  ------  ------  -------  ------ -------  -----
40.87%  (11.40)% (10.57)% 24.88%  25.15%  (47.70)% 41.53% (15.85)% 3.48

Best Quarter Worst Quarter
   40.39%      (37.28)%
 (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2002 was (12.56)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EMF Latin America Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                                    1 Year 5 Years Inception
----------------------------------------------------------------------------
Latin America Fund
  Return Before Taxes                                3.48% (4.20)%   1.31%*
  Return After Taxes on Distributions                2.16% (5.36)%   0.11%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                      2.17% (3.66)%   0.64%*
MSCI EMF Latin America Index**                     (0.64)%   2.39%   7.12%*

 * Since December 31, 1992
** MSCI EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount   redeemed, if
applicable)*                                                 2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                      1.00%
Other Expenses
  Administrative Servicing Fee                               0.40%
  Other Operating Expenses                                   0.63%
Total Other Expenses                                                 1.03%
----------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses                                                           2.03%
  Fee Waivers and Expense
    Reimbursements                                                 (0.33)%**
----------------------------------------------------------------------------
  Net Annual Fund Operating
    Expenses                                                         1.70%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.70%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $173   $605   $1,063   $2,332

Pacific/Asia Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of Asian issuers

  Share Price Volatility Very high

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in Asia

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and possibly extreme price volatility of investing in Asian issuers


Investment Objective
The Pacific/Asia Fund seeks long-term capital appreciation.

Investment Strategy of the Pacific/Asia Fund
Under normal circumstances, the Pacific/Asia Fund invests at least 80% of its net assets in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. The companies in which the Fund invests tend to be larger, more established companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Pacific/Asia Fund
The Fund invests primarily in securities of issuers located in a single geographic region--the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates and currency devaluations. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will

--------------------------------------------------------------------------------

be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993     1994   1995   1996    1997     1998     1999      2000     2001
------  -------  -----  -----  -------  -------  -------   -------  -------
66.25%  (14.69)% 8.50%  7.23%  (32.15)% (1.76)%  102.13%  (40.13)%  (14.70)%


                           Best Quarter Worst Quarter
                              40.02%      (21.14)%
                            (12/31/99)   (12/31/97)

The Fund's performance for the six month period ending June 30, 2002 was 14.18%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI AC Asia Pacific Free Index. The MSCI AC Asia Pacific Free Index replaces the MSCI AC Asia Pacific Index which has been discontinued. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                                     1 Year 5 Years Inception
-----------------------------------------------------------------------------
Pacific/Asia Fund
  Return Before Taxes                              (14.70)% (7.20)%    1.42%*
  Return After Taxes on Distributions              (14.66)% (7.66)%    0.38%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                     (8.83)% (5.66)%    0.83%*
MSCI AC Asia Pacific Free Index**                  (20.73)% (7.66)%  (0.32)%*

 * Since December 31, 1992
** MSCI AC Asia Pacific Free Index is a widely-accepted, unmanaged index composed of 10 developed and emerging market countries. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

       Redemption Fee (as a percentage of amount redeemed, if
       applicable)*                                                 2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                      1.00%
Other Expenses
  Administrative Servicing Fee                               0.40%
  Other Operating Expenses                                   0.62%
Total Other Expenses                                                 1.02%
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 2.02%
  Fee Waivers and Expense Reimbursements                           (0.52)%**
----------------------------------------------------------------------------
  Net Annual Fund Operating Expenses                                 1.50%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $153   $583   $1,040   $2,306

Pan European Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of European issuers

  Share Price Volatility High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in Europe

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and price volatility of investing in European issuers

Investment Objective
The Pan European Fund seeks long-term capital appreciation.

Investment Strategy of the Pan European Fund
Under normal circumstances, the Pan European Fund invests at least 80% of its net assets in equity securities of companies located in the more developed countries of Europe. The companies in which the Fund invests tend to be larger, more established companies. The Fund may invest to a lesser extent in the less developed countries to capitalize on opportunities in the emerging markets of Eastern Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the European markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Pan European Fund

The Fund invests primarily in securities of issuers located in a single geographic region--Europe. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on Europe also increases its potential share price volatility.

European countries have, at times, experienced economic difficulties, including recession, currency fluctuations, and armed conflicts. In addition, the emerging economies of Eastern Europe have experienced political and economic difficulties related to their efforts to transition to free-market economies. As a result, securities markets in Europe, particularly those in Eastern Europe, have experienced price volatility.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market

--------------------------------------------------------------------------------

countries since political turmoil and rapid changes are more likely to occur in these countries. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that European equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995    1996    1997    1998    1999    2000      2001
------  -----  ------  ------  ------  ------  ------  -------  --------
17.26%  0.04%  14.90%  21.64%  24.29%  11.78%  24.68%  (9.20)%  (27.27)%


                          Best Quarter      Worst Quarter
                             29.11%           (19.93)%
                           (12/31/99)         (3/31/01)

The Fund's performance for the six month period ending June 30, 2002 was (2.49)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI Europe Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                                     1 Year 5 Years Inception
-----------------------------------------------------------------------------
Pan European Fund
  Return Before Taxes                              (27.27)%  2.73%    7.24%*
  Return After Taxes on Distributions              (28.16)%  1.08%    5.82%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                    (15.66)%  2.33%    5.90%*
MSCI Europe Index**                                (19.90)%  6.24%   11.37%*

 * Since December 31, 1992
** MSCI Europe Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if
applicable)*                                                 2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                      1.00%
Other Expenses
  Administrative Servicing Fee                               0.40%
  Other Operating Expenses                                   0.42%
Total Other Expenses                                                 0.82%
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 1.82%
  Fee Waivers and Expense Reimbursements                           (0.32)%**
----------------------------------------------------------------------------
  Net Annual Fund Operating Expenses                                 1.50%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $153   $541    $955    $2,111

                                    [Graphic]




Emerging Markets Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of emerging markets issuers

  Share Price Volatility Very High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in emerging markets

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers

Investment Objective
The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Emerging Markets Fund
Under normal circumstances, the Emerging Markets Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Emerging Markets Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market

--------------------------------------------------------------------------------

or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


 1998         1999        2000      2001
-------       -----       -----     -----
(41.21)%      67.35%     (31.5)%   (1.80)%


Best Quarter Worst Quarter
   59.10%      (24.79)%
 (12/31/99)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2002 was 6.83%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EMF (Emerging Markets Free) Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      Since
                                         One Year Inception
-------------------------------------------------------------
Emerging Markets Fund
  Return Before Taxes                     (1.80)%   (9.82)%*
  Return After Taxes on Distributions     (1.82)%   (9.95)%*
  Return After Taxes on Distributions
    and Sale of Fund Shares               (0.97)%   (7.60)%*
MSCI EMF (Emerging Markets Free)
  Index***                                (2.38)%   (4.22)%**

  *Since January 2, 1998
 **Since December 31, 1997
***MSCI EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount
  redeemed, if applicable)*                        2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                            1.25%
Other Expenses
  Administrative Servicing Fee                     0.40%
  Other Operating Expenses                         0.55%
Total Other Expenses                                       0.95%
------------------------------------------------------------------
Total Annual Fund Operating Expenses                       2.20%
  Fee Waivers and Expense Reimbursements                 (0.50)%**
------------------------------------------------------------------
Net Annual Fund Operating Expenses                         1.70%**

 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.
** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.70%. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $173   $640   $1,134   $2,495

--------------------------------------------------------------------------------

More Information About Risk

Equity Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Foreign Security Risks
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risks
Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk
Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . A Fund may incur substantial costs in connection with conversions between various currencies.
  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its objective when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles

--------------------------------------------------------------------------------

R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, of:

International Fund                                 0.87%
Latin America Fund                                 0.79%
Pacific/Asia Fund                                  0.72%
Pan European Fund                                  0.91%
Emerging Markets Fund                              0.94%

For the period commencing on the date of this Prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Rosemary Sagar, David J. Linehan and Peter Schaffer serve as the International Fund's portfolio co-managers. Ms. Sagar is primarily responsible for the day-to-day management of the Fund. She is a Managing Director and has served as the Fund's portfolio manager or co-manager since joining U.S. Trust in 1996. From 1991 to 1996, she was Senior Vice President for international equity investments for General Electric Investments Corp. A description of Mr. Linehan's business experience is provided below. Mr. Schaffer, a Senior Vice President, has been with U.S. Trust since September 1996. He is a portfolio manager of international equity accounts and leads the Global Risk Control Team. Prior to joining U.S. Trust, he was the Director of Public Market Systems at General Electric Investments Corp., where he oversaw all systems development and support for equities, fixed income and foreign exchange products. Before that, he worked at Salomon Brothers, NBC and Citibank in various systems and financial positions. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Rosemary Sagar and Jean-Francois Coste serve as the Pan European Fund's portfolio co-managers. Ms. Sagar who is primarily responsible for the day-to-day management of the Fund has served as the Fund's portfolio manager or co-manager since 1996. A description of Ms. Sagar's business experience is provided above. Mr. Coste, a Vice

--------------------------------------------------------------------------------

President, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, he worked as an European equity analyst at Societe Generale Asset Management in Paris. From 1994 to 1997, he was a U.S. equity analyst at Philippe Investment Management in New York. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Donald Elefson and David J. Linehan serve as the Latin America and Emerging Markets Funds' portfolio co-managers. Mr. Elefson is primarily responsible for day-to-day management of the Funds. He is a Senior Vice President and has been a portfolio manager or co-manager of the Funds since 1999. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney. A description of Mr. Linehan's business experience is provided below. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

David J. Linehan and Rosemary Sagar serve as the Pacific/Asia Fund's portfolio co-managers. Mr. Linehan is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director and has served as the Fund's portfolio manager or co-manager since joining U.S. Trust in 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. A description of Ms. Sagar's business experience is provided above. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

  State Street Bank & Trust
  ABA#011000028
  DDA#99055352
  Specify Excelsior Fund Name
  Fund Account Number
  Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interest of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We

--------------------------------------------------------------------------------

consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m. Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of all of a Fund's assets less the value of that share's portion of all of a Fund's liabilities.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
.. Mail

.. Telephone

.. Systematic Withdrawal Plan, or

.. Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares in a Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program,
(ii) shares acquired through the

--------------------------------------------------------------------------------

reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor's investment subject to the plan account, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Funds' Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares exchanged within 30 days of purchase. See "How to Sell Your Shares" above for more information.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

--------------------------------------------------------------------------------

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes dividends from its income semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long- term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

It is expected that each Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Fund may make an election to treat a proportionate amount to such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/ foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statement of Additional
Information.

--------------------------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Funds' operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800)-446-1012 (from overseas, call (617) 483-7297).

INTERNATIONAL FUND

                                                                             Year Ended March 31,
                                                              -------------------------------------------------
                                                                    2002       2001      2000      1999     1998
                                                              ---------  ---------  --------  --------  -------
Net Asset Value, Beginning of Year........................... $   11.75  $   20.02  $  12.52  $  13.00  $ 11.34
                                                              ---------  ---------  --------  --------  -------
Income From Investment Operations
  Net Investment Income (Loss)...............................      0.03      (0.05)    (0.03)     0.01     0.04
  Net Gains or (Losses) on Investments (both realized and
    unrealized)..............................................     (1.43)     (7.49)     7.57     (0.42)    2.11
                                                              ---------  ---------  --------  --------  -------
  Total From Investment Operations...........................     (1.40)     (7.54)     7.54     (0.41)    2.15
                                                              ---------  ---------  --------  --------  -------
Less Distributions
  Dividends From Net Investment Income.......................     (0.08)     (0.09)     0.00     (0.03)   (0.02)
  Dividends in Excess of Net Investment Income...............      0.00      (0.04)     0.00     (0.04)   (0.04)
  Distributions From Net Realized Gain on Investments........     (0.52)     (0.60)    (0.04)     0.00    (0.31)
  Distributions in Excess of Net Realized Gain on Investments      0.00       0.00      0.00      0.00    (0.12)
                                                              ---------  ---------  --------  --------  -------
  Total Distributions........................................     (0.60)     (0.73)    (0.04)    (0.07)   (0.49)
                                                              ---------  ---------  --------  --------  -------
Net Asset Value, End of Year................................. $    9.75  $   11.75  $  20.02  $  12.52  $ 13.00
                                                              =========  =========  ========  ========  =======
Total Return1................................................  (12.25)%   (38.41)%    60.30%   (3.18)%   19.42%
Ratios/Supplemental Data
  Net Assets, End of Period (in Millions).................... $  167.28  $  302.07  $ 473.77  $ 202.08  $204.89
  Ratio of Net Operating Expenses to Average Net Assets......     1.23%      1.41%     1.40%     1.42%    1.44%
  Ratio of Gross Operating Expenses to Average Net Assets2...     1.53%      1.53%     1.51%     1.52%    1.52%
  Ratio of Net Investment Income/(Loss) to Average Net Assets     0.44%    (0.29)%   (0.36)%     0.11%    0.32%
  Portfolio Turnover Rate....................................     50.0%      55.0%     25.0%     50.0%    37.0%

--------
Notes:
1.Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase.
2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

LATIN AMERICA FUND

                                                                               Year Ended March 31,
                                                                 -----------------------------------------------
                                                                     2002       2001     2000       1999     1998
                                                                 -------  ---------  -------  ---------  -------
Net Asset Value, Beginning of Period............................ $  5.32  $    7.20  $  4.77  $   10.60  $  9.46
                                                                 -------  ---------  -------  ---------  -------
Income From Investment Operations
   Net Investment Income........................................    0.14       0.10     0.03       0.21     0.10
   Net Gains (Losses) on Investments (both realized and
    unrealized).................................................    0.70      (1.98)    2.53      (5.29)    1.22
                                                                 -------  ---------  -------  ---------  -------
Total From Investment Operations................................    0.84      (1.88)    2.56      (5.08)    1.32
                                                                 -------  ---------  -------  ---------  -------
Less Distributions
   Dividends From Net Investment Income.........................   (0.19)      0.00    (0.13)     (0.18)   (0.02)
   Distributions From Net Realized Gain on Investments..........    0.00       0.00     0.00       0.00    (0.16)
   Distributions in Excess of Net Realized Gain on Investments..    0.00       0.00     0.00      (0.57)    0.00
                                                                 -------  ---------  -------  ---------  -------
Total Distributions.............................................   (0.19)      0.00    (0.13)     (0.75)   (0.18)
                                                                 -------  ---------  -------  ---------  -------
Net Asset Value, End of Period.................................. $  5.97  $    5.32  $  7.20  $    4.77  $ 10.60
                                                                 =======  =========  =======  =========  =======
Total Return/1/.................................................  16.12%   (26.11)%   54.52%   (47.19)%   14.05%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)...................... $ 13.99  $   22.17  $ 23.71  $   14.18  $ 88.70
   Ratio of Net Operating Expenses to Average Net Assets........   1.59%      1.67%    1.64%      1.55%    1.50%
   Ratio of Gross Operating Expenses to Average Net Assets/2/...   1.82%      1.92%    1.75%      1.66%    1.60%
   Ratio of Net Investment Income to Average Net Assets.........   2.55%      2.12%    0.42%      1.63%    0.88%
   Portfolio Turnover Rate......................................    7.0%      16.0%    69.0%      29.0%    77.0%

--------
Notes: 1. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

PACIFIC/ASIA FUND

                                                                                     Year Ended March 31,
                                                                      --------------------------------------------------
                                                                       2002         2001       2000     1999      1998
                                                                      -------     ---------   -------- ------  ---------
Net Asset Value, Beginning of Period................................. $ 6.59      $   11.89   $   6.61 $ 6.52  $    9.09
                                                                      ------      ---------   -------- ------  ---------
Income From Investment Operations
   Net Investment Income (Loss)......................................   0.02/1/       (0.06)1     0.02   0.001      0.01
   Net Gains (Losses) on Investments (both realized and unrealized)..   0.09/1,2/     (4.88)1     5.26   0.29      (2.52)
                                                                      ------      ---------   -------- ------  ---------
Total From Investment Operations.....................................   0.11          (4.94)      5.28   0.29      (2.51)
                                                                      ------      ---------   -------- ------  ---------
Less Distributions
   Dividends From Net Investment Income..............................  (0.02)         (0.32)      0.00  (0.09)     (0.01)
   Dividends in Excess of Net Investment Income......................   0.00          (0.04)      0.00  (0.11)     (0.05)
                                                                      ------      ---------   -------- ------  ---------
Total Distributions..................................................  (0.02)         (0.36)      0.00  (0.20)     (0.06)
                                                                      ------      ---------   -------- ------  ---------
Net Asset Value, End of Period....................................... $ 6.68      $    6.59   $  11.89 $ 6.61  $    6.52
                                                                      ======      =========   ======== ======  =========
Total Return/3/......................................................  1.62%       (41.79)%     79.88%  5.14%   (27.56)%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)........................... $23.54      $   32.00   $  88.54 $28.01  $   43.81
   Ratio of Net Operating Expenses to Average Net Assets.............  1.43%          1.50%      1.49%  1.55%      1.48%
   Ratio of Gross Operating Expenses to Average Net Assets/4/........  1.74%          1.68%      1.58%  1.64%      1.57%
   Ratio of Net Investment Income (Loss) to Average Net Assets.......  0.35%        (0.63)%    (0.48)%  0.01%      0.22%
   Portfolio Turnover Rate...........................................  94.0%          75.0%     105.0%  78.0%      52.0%

--------
Notes: 1. For comparative purposes per share amounts are based on average shares outstanding. 2. The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund. 3. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase. 4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

PAN EUROPEAN FUND

                                                                                Year Ended March 31,
                                                                 --------------------------------------------------
                                                                      2002       2001      2000      1999      1998
                                                                 --------  ---------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $   9.44  $   15.96  $  12.39  $  14.13  $  10.94
                                                                 --------  ---------  --------  --------  --------
Income From Investment Operations
   Net Investment Income (Loss).................................     0.02      (0.05)    (0.03)     0.00     (0.01)
   Net Gains (Losses) on Investments (both Realized and
    unrealized).................................................    (0.77)     (5.12)     4.90     (1.26)     4.01
                                                                 --------  ---------  --------  --------  --------
Total From Investment Operations................................    (0.75)     (5.17)     4.87     (1.26)     4.00
                                                                 --------  ---------  --------  --------  --------
Less Distributions
   Dividends From Net Investment Income.........................     0.00      (0.03)     0.00      0.00      0.00
   Dividends in Excess of Net Investment Income.................     0.00       0.00      0.00      0.00      0.00
   Distributions From Net Realized Gain on Investments..........    (0.56)     (1.32)    (1.30)    (0.48)    (0.81)
   Distributions in Excess of Net Realized Gain on Investments..     0.00       0.00      0.00      0.00      0.00
                                                                 --------  ---------  --------  --------  --------
Total Distributions.............................................    (0.56)     (1.35)    (1.30)    (0.48)    (0.81)
                                                                 --------  ---------  --------  --------  --------
Net Asset Value, End of Period.................................. $   8.13  $    9.44  $  15.96  $  12.39  $  14.13
                                                                 ========  =========  ========  ========  ========
Total Return/1/.................................................  (8.26)%   (34.77)%    42.77%   (8.84)%    38.02%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)...................... $  57.95  $  111.66  $ 195.42  $ 157.84  $ 207.64
   Ratio of Net Operating Expenses to Average Net Assets........    1.39%      1.45%     1.43%     1.43%     1.43%
   Ratio of Gross Operating Expenses to Average Net Assets/2/...    1.51%      1.52%     1.50%     1.50%     1.50%
   Ratio of Net Investment Income/(Loss) to Average Net Assets..    0.27%    (0.34)%   (0.21)%     0.04%   (0.13)%
   Portfolio Turnover Rate......................................    29.0%      43.0%     46.0%     46.0%     40.0%

--------
Notes: 1. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

EMERGING MARKETS FUND

                                                                           Year ended March 31,           Period ended
                                                                 ---------------------------------------     March 31,
                                                                     2002       2001      2000       1999      1998/1/
                                                                 -------  ---------  --------  ---------  ------------
Net Asset Value, Beginning of Period............................ $  4.43  $    7.35  $   4.04  $    7.00    $   7.00
                                                                 -------  ---------  --------  ---------    --------
Income From Investment Operations
   Net Investment Income (Loss).................................    0.01      (0.01)    (0.02)      0.07        0.00
   Net Gains (Losses) on Investments (both realized and
    unrealized).................................................    0.53      (2.91)     3.35      (2.95)       0.00
                                                                 -------  ---------  --------  ---------    --------
Total From Investment Operations................................    0.54      (2.92)     3.33      (2.88)       0.00
                                                                 -------  ---------  --------  ---------    --------
Less Distributions
   Dividends From Net Investment Income.........................   (0.02)      0.00     (0.02)     (0.08)       0.00
   Distributions From Net Realized Gain on Investments..........    0.00       0.00      0.00       0.00        0.00
                                                                 -------  ---------  --------  ---------    --------
Total Distributions.............................................   (0.02)      0.00     (0.02)     (0.08)       0.00
                                                                 -------  ---------  --------  ---------    --------
Net Asset Value, End of Period.................................. $  4.95  $    4.43  $   7.35  $    4.04    $   7.00
                                                                 =======  =========  ========  =========    ========
Total Return/2/.................................................  12.16%   (39.73)%    82.77%   (41.21)%     (0.14)%/3/
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)...................... $ 22.85  $   12.26  $  17.20  $    5.41    $   6.54
   Ratio of Net Operating Expenses to Average Net Assets........   1.59%      1.65%     1.65%      1.65%       1.85%/4,5/
   Ratio of Gross Operating Expenses to Average Net Assets/6/...   1.93%      2.09%     2.03%      2.48%       2.74%/4/
   Ratio of Net Investment Income (Loss) to Average Net Assets..   0.78%    (0.16)%   (0.60)%      1.93%       2.33%/4/
   Portfolio Turnover Rate......................................   31.0%      30.0%     57.0%      73.0%        0.0%

--------
Notes: 1. Commenced operations on January 2, 1998. 2. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase. 3. Not annualized. 4. Annualized. 5. The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%. 6. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated August 1, 2002 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

PROINTL0802